                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates Corporation of North America, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of debt securities and/or warrants to purchase debt securities bearing such name or designation and having such seniority, maturities, redemption provisions, prepayment provisions, sinking fund provisions, interest rates and other terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES
E. JACK AND CHESTER D. LONGENECKER, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK AND CHESTER D. LONGENECKER, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK AND CHESTER D. LONGENECKER, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 10th day of October, 1995.

                       Signature: /s/ KEITH W. HUGHES
                                  ------------------------------
                                  Keith W. Hughes

                          Office: Chairman of the Board, Chief Executive
                                  Officer and Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates Corporation of North America, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of debt securities and/or warrants to purchase debt securities bearing such name or designation and having such seniority, maturities, redemption provisions, prepayment provisions, sinking fund provisions, interest rates and other terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES
E. JACK AND CHESTER D. LONGENECKER, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK AND CHESTER D. LONGENECKER, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK AND CHESTER D. LONGENECKER, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 10th day of October, 1995.


                       Signature: /s/ JAMES E. JACK
                                  ------------------------------
                                  James E. Jack

                          Office: Senior Executive Vice President,
                                  Principal Financial Officer and Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates Corporation of North America, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of debt securities and/or warrants to purchase debt securities bearing such name or designation and having such seniority, maturities, redemption provisions, prepayment provisions, sinking fund provisions, interest rates and other terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES
E. JACK AND CHESTER D. LONGENECKER, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK AND CHESTER D. LONGENECKER, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK AND CHESTER D. LONGENECKER, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 10th day of October, 1995.


                       Signature: /s/ HAROLD D. MARSHALL
                                  ------------------------------
                                  Harold D. Marshall

                          Office: Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates Corporation of North America, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of debt securities and/or warrants to purchase debt securities bearing such name or designation and having such seniority, maturities, redemption provisions, prepayment provisions, sinking fund provisions, interest rates and other terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES
E. JACK AND CHESTER D. LONGENECKER, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK AND CHESTER D. LONGENECKER, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK AND CHESTER D. LONGENECKER, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 10th day of October, 1995.


                       Signature: /s/ JOSEPH M. MCQUILLAN
                                  ------------------------------
                                  Joseph M. McQuillan

                          Office: Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates Corporation of North America, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of debt securities and/or warrants to purchase debt securities bearing such name or designation and having such seniority, maturities, redemption provisions, prepayment provisions, sinking fund provisions, interest rates and other terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES
E. JACK AND CHESTER D. LONGENECKER, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK AND CHESTER D. LONGENECKER, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said THOMAS E. DALE, ROY A. GUTHRIE, KEITH W. HUGHES, JAMES E. JACK AND CHESTER D. LONGENECKER, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 10th day of October, 1995.


                       Signature: /s/ ROY A. GUTHRIE
                                  ------------------------------
                                  Roy A. Guthrie

                          Office: Executive Vice President,
                                  Comptroller, Principal
                                  Accounting Officer and Director